UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2012

Griffin-American Healthcare REIT II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, West Tower, Suite 200, Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 270-9200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on June 6, 2012, we, Griffin-American Healthcare REIT II Holdings, LP, our operating partnership, and certain of our subsidiaries, or the subsidiary guarantors, entered into a credit agreement, or the Credit Agreement, on June 5, 2012 with Bank of America, N.A., as administrative agent, swingline lender and issuer of letters of credit; KeyBank National Association, as syndication agent; Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets as joint lead arrangers and joint book managers; and the lenders named therein, to obtain an unsecured revolving line of credit with an aggregate maximum principal amount of $200,000,000.

On June 7, 2012, in connection with the Credit Agreement, we also entered into a revolving note, or the Revolving Note, with RBS Citizens N.A., whereby we promised to pay the principal amount of each revolving loan and accrued interest to RBS Citizens N.A. or its registered assigns, in accordance with the terms and conditions of the Credit Agreement.

The material terms of the Credit Agreement are qualified in their entirety by the agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed on June 6, 2012 and incorporated herein by reference. The material terms of the Revolving Note are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

We are filing this Current Report on Form 8-K to present information about the prior performance of programs sponsored by Griffin Capital Corporation, one of our co-sponsors. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into our Registration Statement on Form S-11 (File No. 333-158111), as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Revolving Note dated June 7, 2012, by Griffin-American Healthcare REIT II Holdings, LP in favor of RBS Citizens N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

June 8, 2012	By:	/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

APPENDIX A

PRIOR PERFORMANCE TABLES

PRIOR PERFORMANCE OF OUR CO-SPONSOR AND ITS AFFILIATES

The following Prior Performance Tables provide historical unaudited financial information relating to 13 active private real estate investment programs, six completed private real estate investment programs and one active public real estate program sponsored by Griffin Capital Corporation, or Griffin Capital, one of our co-sponsors (referred to as Prior Real Estate Programs). The one publicly reporting program, Griffin Capital Net Lease REIT, Inc., or GC REIT, has investment objectives similar to ours, including the acquisition and operation of commercial properties; the provision of stable cash flow available for distribution to our stockholders; preservation and protection of capital; and the realization of capital appreciation upon the ultimate sale of our properties. One difference in investment objectives between us and GC REIT is the focus on a particular type or asset class of commercial property. In particular: our focus is on medical office buildings and healthcare-related facilities and to a lesser extent, secured loans and other real estate-related investments. GC REIT focuses on single tenant net lease properties diversified by corporate credit, physical geography, product type and lease duration. While we intend to invest in a diversified portfolio of properties, the 19 private programs were structured to acquire a single asset or a designated set of properties.

Our advisor is responsible for the acquisition, operation, maintenance and resale of our real estate properties. Griffin Capital, an affiliate of our advisor, is one of our co-sponsors and is the sponsor of the Prior Real Estate Programs and related companies. The Prior Real Estate Programs presented provide an overview of prior Griffin Capital managed real estate programs and the performance of these programs. However, the general condition of the economy, as well as other factors, can affect the real estate market and operations and impact the financial performance significantly.

Our company is the first real estate program sponsored by American Healthcare Investors LLC, our other co-sponsor.

The following tables are included herein:

Table II – Compensation to Sponsor – Table II summarizes the compensation paid to Griffin Capital, one of our co-sponsors, and affiliates for the Prior Real Estate Programs, the offerings of which closed in the most recent three years, and total compensation paid by all other Prior Real Estate Programs in the most recent three years. The information in Table II is unaudited.

Table III – Operating Results of Prior Real Estate Programs – Table III summarizes the operating results for the Prior Real Estate Programs, the offerings of which closed in the most recent five years. The information in Table III is unaudited.

Table IV – Results of Completed Prior Real Estate Programs – Table IV summarizes the results for the Prior Real Estate Programs that have completed operations in the most recent five years. The information in Table IV is unaudited.

Table V – Sales or Disposals of Properties – Table V includes all sales or disposals of properties by Prior Real Estate Programs in the most recent three years. The information in Table V is unaudited.

Table I – Experience in Raising and Investing Funds has been omitted because Griffin Capital has not had a Prior Real Estate Program that closed in the most recent three years pursuant to the financial disclosure requirement.

Past performance is not necessarily indicative of future results

Additional information relating to the acquisition of properties by the Prior Real Estate Programs is contained in Table VI, which is included in Part II of the registration statements which we have filed with the SEC. Copies of Table VI will be provided at no charge upon request.

Our stockholders will not own any interest in any Prior Real Estate Programs and should not assume that they will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs. Due to the risks involved in the ownership of and investment in real estate, there is no guarantee of any level of return on an investment in us and investors may lose some or all of their investment.

These tables are presented on a tax basis rather than on a generally accepted accounting principles in the United States of America, or GAAP, basis. Tax basis accounting does not take certain income or expense accruals into consideration at the end of each fiscal year. Income may be understated in the tables as compared to GAAP, as GAAP accounting would require certain amortization or leveling of rental revenue, the amount of which is undetermined at this time. Expenses may be understated by monthly operating expenses, which are typically paid in arrears.

Past performance is not necessarily indicative of future results

TABLE II

COMPENSATION TO SPONSOR (UNAUDITED)

This table sets forth the compensation paid to one of our co-sponsors, Griffin Capital, and its affiliates for Prior Real Estate Programs for which the offerings have closed in the most recent three years ended December 31, 2011 and total compensation paid by all other Prior Real Estate Programs in the most recent three years ended December 31, 2011. As of December 31, 2011, there was one public program, GC REIT, and up to 19 private programs which paid compensation to Griffin Capital and its affiliates. There were no offerings that closed in the most recent three years ended December 31, 2011.

	Other Programs
Date Offering Commenced	Various	(1)
Dollar Amount Raised	$60,981,000	(2)
Amount Paid to Sponsor from Proceeds of Offering:
Selling Commissions	4,023,000	(3)
Due Diligence Expense	78,000	(4)
Dealer Manager Fee	1,594,000	(5)
Organizational and Offering Expenses	2,635,000	(6)
Acquisition Fees:
Acquisition Fees	4,116,690	(7)
Acquisition Expenses	823,338	(7)
Other	2,041,672	(7)
Dollar Amount Generated from Operations Before Deducting Payments to Sponsor	—
Amount Paid to Sponsor from Operations:
Property Management Fees	634,000	(8)
Partnership Management Fees	—
Asset Management Fees	5,984,000	(9)
Reimbursements	—
Leasing Commissions	—
Other	—
Dollar Amount of Property Sales and Refinancing Before Deducting Payments to Sponsor:
Cash	—
Notes	—
Amount Paid to Sponsor from Property Sales and Refinancing:
Incentive Fees	—
Real Estate Commission	—
Disposition Fee	3,409,000	(10)
Other	—

Past performance is not necessarily indicative of future results

TABLE II

COMPENSATION TO SPONSOR (UNAUDITED) – (Continued)

NOTES TO TABLE II

(1)	GC REIT’S public offering became effective with the SEC on November 6, 2009. Griffin Capital began offering for sale The Griffin Capital (Waterford) Investors, DST, or Waterford, in July 2009.

(2)	Total equity raised in the public offering as of December 31, 2011, which includes redemptions of approximately $0.10 million. Concurrent with registering the public offering, GC REIT offered shares in a Regulation D private offering pursuant to a private placement memorandum, which offering began in February 2009. Approximately $2.4 million of common stock was sold in the Regulation D private placement. From July 2009 through the disposition in September 2011, Waterford raised $6.9 million.

(3)	Selling commissions of 7.0% are earned on each subscription, which amount is reallowed to the third party participating broker-dealers.

(4)	Griffin Capital reallowed $0.08 million of the dealer manager fee to the participating broker-dealer to cover due diligence costs.

(5)	Dealer manager fees of 3.0% are earned on each subscription, which amount is paid to the dealer manager affiliated with Griffin Capital. The dealer manager may reallow a portion of this fee to third party participating broker-dealers to reimburse for marketing efforts.

(6)	Organizational expenses include marketing related costs, technology costs, training and education meetings, broker-dealer seminars and bona fide due diligence expenses.

(7)	Acquisition fees and reimbursable expenses are earned by The GC Net Lease REIT Advisor, LLC, an affiliate of Griffin Capital, on each acquired or contributed property. The acquisition fee is 2.5% of the acquisition purchase price. Acquisition expenses incurred by Griffin Capital are reimbursable up to 0.50% of the acquisition purchase price. Other acquisition costs are those incurred by GC REIT directly, including appraisal fees, filing fees, and other third party charges.

(8)	Property management fees are earned by The GC Net Lease REIT Property Manager, LLC at 3.0% of gross collected rental revenue.

(9)	Asset management fees were earned by The GC Net Lease REIT Advisor, LLC for GC REIT at 0.75% of the acquisition/contribution value of the properties acquired or contributed totaling approximately $1.86 million. In addition, asset management fees were earned from the tenant-in-common, or TIC, programs. In 2009, 19 TIC programs paid Griffin Capital $1.53 million in asset management fees; in 2010, 18 TIC programs paid Griffin Capital $1.4 million; and in 2011, 16 TIC programs paid Griffin Capital $1.2 million.

(10)	Griffin Capital was paid a disposition fee for the sale of Will Partners Investors, LLC and The Griffin Capital (Carlsbad) Investors, LLC properties. The fees were $2.1 million and $1.3 million, respectively.

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED)

The following sets forth the unaudited operating results of Prior Real Estate Programs sponsored by Griffin Capital, one of our co-sponsors, the offerings of which have closed in the most recent five years ended December 31, 2011. All amounts are as of and for the year ended December 31 for the year indicated.

	Griffin Capital (ARG Restaurants) Investors, DST
	2007	2008	2009	2010	2011
Gross Revenue	$2,749,638	$2,744,803	$1,744,044	$1,367,483	$1,410,540
Profit (loss) on Sale of Property
Less:
Operating Expenses	42,513	44,452	360,809	360,626	326,550
Interest Expense	1,692,726	1,863,000	1,681,882	1,191,152	1,117,594
Depreciation	—	—	—	—	—

Net Income (Loss) - Tax Basis	$1,014,399	$837,351	$(298,647)	$(184,295)	$(33,604)

Taxable Income
from operations	$1,014,399	$837,351	$(298,647)	$(184,295)	$(33,604)
from gain (loss) on sale	—	—	—	—	(5,499,075	)(1)
Cash Generated
from operations	1,014,399	837,351	(298,647)	(184,295)	(5,532,679)
from sales	—	—	—	—	—
from refinancing	—	—	—	—	—

Cash Generated from operations, sales and refinancing	1,014,399	837,351	(298,647)	(184,295)	(5,532,679)
Less: Cash Distributions to Investors
from operating cash flow	761,903	838,584	139,750	—	—
from sales and refinancing	—	—	—	—	—
from other	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions	252,496	(1,233)	(438,397)	(184,295)	(5,532,679)
Less: Special Items (not including sales and refinancing)	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions and Special Items	$252,496	$(1,233)	$(438,397)	$(184,295)	$(5,532,679)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
from operations	$78.64	$64.91	$(23.15)	$(14.29)	$(2.60)
from recapture	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—
Cash Distributions to Investors:
Source (on tax basis)
investment income	$59.06	$65.01	$10.83	$—	$—
return of capital	—	—	—	—	—
Source (on cash basis)
sales	—	—	—	—	—
refinancing	—	—	—	—	—
operations	$59.06	$64.91	$(23.15)	$(14.29)	$(2.60)
other	$—	$0.10	$33.98	$14.29	$2.60
Amount (pct.) remaining Invested in Program Properties at the End of Last Year reported in the table					100%

(1)	The ARG real estate program consists of nine assets throughout California, two of which were sold at a loss in 2011.

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) – (Continued)

	Griffin Capital (Redwood) Investors, LLC
	2007	2008	2009	2010	2011
Gross Revenue	$1,443,484	$1,785,523	$1,827,329	$1,872,471	$1,919,079
Profit (loss) on Sale of Property
Less:
Operating Expenses	35,556	50,119	55,702	52,936	55,038
Interest Expense	688,415	929,742	927,201	927,201	927,202
Depreciation	—	—	—	—	—

Net Income (Loss) - Tax Basis	$719,513	$805,662	$844,426	$892,334	$936,839

Taxable Income
from operations	$719,513	$805,662	$844,426	$892,334	$936,839
from gain on sale	—	—	—	—	—
Cash Generated
from operations	719,513	805,662	844,426	892,334	936,839
from sales	—	—	—	—	—
from refinancing	—	—	—	—	—

Cash Generated from operations, sales and refinancing	719,513	805,662	844,426	892,334	936,839
Less: Cash Distributions to Investors
from operating cash flow	565,540	786,771	834,166	891,041	947,917
from sales and refinancing	—	—	—	—	—
from other	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions	153,973	18,891	10,260	1,293	(11,078)
Less: Special Items (not including sales and refinancing)	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions and Special Items	$153,973	$18,891	$10,260	$1,293	$(11,078)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
from operations	$63.25	$70.83	$74.24	$78.45	$82.36
from recapture	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—
Cash Distributions to Investors:
Source (on tax basis)
investment income	$49.72	$69.17	$73.33	$78.33	$82.36
return of capital	—	—	—	—	—
Source (on cash basis)
sales	—	—	—	—	—
refinancing	—	—	—	—	—
operations	$49.72	$69.17	$—	$78.33	$82.36
other	—	—	—	—	—
Amount (pct.) remaining Invested in Program Properties at the End of Last Year reported in the table					100%

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) – (Continued)

	Griffin Capital (Independence) Investors, LLC
	2007	2008	2009	2010	2011
Gross Revenue	$1,414,719	$2,781,155	$2,770,754	$2,772,296	$2,770,009
Profit (loss) on Sale of Property
Less:
Operating Expenses	35,318	84,100	89,241	86,029	84,610
Interest Expense	665,808	1,562,088	1,557,820	1,557,820	1,557,820
Depreciation	—	—	—	—	—

Net Income (Loss) - Tax Basis	$713,593	$1,134,967	$1,123,693	$1,128,447	$1,127,579

Taxable Income
from operations	$713,593	$1,134,967	$1,123,693	$1,128,447	$1,127,579
from gain on sale	—	—	—	—	—
Cash Generated
from operations	713,593	1,134,967	1,123,693	1,128,447	1,127,579
from sales	—	—	—	—	—
from refinancing	—	—	—	—	—

Cash Generated from operations, sales and refinancing	713,593	1,134,967	1,123,693	1,128,447	1,127,579
Less: Cash Distributions to Investors
from operating cash flow	472,339	1,118,900	1,127,275	1,139,000	1,152,958
from sales and refinancing	—	—	—	—	—
from other	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions	241,254	16,067	(3,582)	(10,553)	(25,379)
Less: Special Items (not including sales and refinancing)	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions and Special Items	$241,254	$16,067	$(3,582)	$(10,553)	$(25,379)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
from operations	$53.25	$84.70	$83.86	$84.21	$84.15
from recapture	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—
Cash Distributions to Investors:
Source (on tax basis)
investment income	$35.25	$83.50	$84.13	$85.00	$84.15
return of capital	—	—	—	—	—
Source (on cash basis)
sales	—	—	—	—	—
refinancing	—	—	—	—	—
operations	$35.25	$83.50	$84.13	$84.21	$84.15
other	$—	$—	$—	$0.79	$1.89
Amount (pct.) remaining Invested in Program Properties at the End of Last Year reported in the table					100%

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) – (Continued)

	Griffin Capital (Bolingbrook) Investors, LLC
	2007	2008	2009	2010	2011
Gross Revenue	$1,234,889	$2,432,445	$2,445,208	$2,507,600	$2,569,187
Profit (loss) on Sale of Property
Less:
Operating Expenses	8,782	57,500	63,292	58,535	58,877
Interest Expense	661,837	1,562,790	1,557,885	1,545,515	1,528,141
Depreciation	—	—	—	—	—

Net Income (Loss) - Tax Basis	$564,270	$812,155	$824,031	$903,550	$982,169

Taxable Income
from operations	$564,270	$812,155	$824,031	$903,550	$982,169
from gain on sale	—	—	—	—	—
Cash Generated
from operations	564,270	812,155	824,031	903,550	982,169
from sales	—	—	—	—	—
from refinancing	—	—	—	—	—

Cash Generated from operations, sales and refinancing	564,270	812,155	824,031	903,550	982,169
Less: Cash Distributions to Investors
from operating cash flow	113,218	773,500	773,500	775,802	801,125
from sales and refinancing	—	—	—	—	—
from other	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions	451,052	38,655	50,531	127,748	181,044
Less: Special Items (not including sales and refinancing)	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions and Special Items	$451,052	$38,655	$50,531	$127,748	$181,044

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
from operations	$51.07	$73.50	$74.57	$81.77	$88.88
from recapture	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—
Cash Distributions to Investors:
Source (on tax basis)
investment income	$10.25	$70.00	$70.00	$70.21	$72.50
return of capital	—	—	—	—	—
Source (on cash basis)
sales	—	—	—	—	—
refinancing	—	—	—	—	—
operations	$10.25	$70.00	$70.00	$70.21	$72.50
other	—	—	—	—	—
Amount (pct.) remaining Invested in Program Properties at the End of Last Year reported in the table					100%

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) – (Continued)

	Griffin Capital (Westmont) Investors, LLC
	2007	2008	2009	2010	2011
Gross Revenue	$482,770	$2,728,518	$2,851,604	$2,856,481	$2,918,423
Profit (loss) on Sale of Property
Less:
Operating Expenses	—	269,660	54,756	56,553	65,484
Interest Expense	188,591	1,816,427	1,811,465	1,801,172	1,781,702
Depreciation	—	—	—	—	—

Net Income (Loss) - Tax Basis	$294,179	$642,431	$985,383	$998,756	$1,071,237

Taxable Income
from operations	$294,179	$642,431	$985,383	$998,756	$1,071,237
from gain on sale	—	—	—	—	—
Cash Generated
from operations	294,179	642,431	985,383	998,756	1,071,237
from sales	—	—	—	—	—
from refinancing	—	—	—	—	—

Cash Generated from operations, sales and refinancing	294,179	642,431	985,383	998,756	1,071,237
Less: Cash Distributions to Investors
from operating cash flow	—	1,247,196	1,239,750	1,239,750	1,282,500
from sales and refinancing	—	—	—	—	—
from other	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions	294,179	(604,765)	(254,367)	(240,994)	(211,263)
Less: Special Items (not including sales and refinancing)	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions and Special Items	$294,179	$(604,765)	$(254,367)	$(240,994)	$(211,263)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
from operations	$17.20	$37.57	$57.62	$58.41	$62.65
from recapture	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—
Cash Distributions to Investors:
Source (on tax basis)
investment income	$—	$72.94	$72.50	$72.50	$75.00
return of capital	—	—	—	—	—
Source (on cash basis)
sales	—	—	—	—	—
refinancing	—	—	—	—	—
operations	$—	$37.57	$57.62	$58.41	$62.65
other	$—	$35.37	$14.88	$14.09	$12.35
Amount (pct.) remaining Invested in Program Properties at the End of Last Year reported in the table					100%

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) – (Continued)

	Griffin Capital (Westwood) Investors, LLC
	2007	2008	2009	2010	2011
Gross Revenue	$6,278,425	$7,020,652	$7,494,522	$7,446,216	$8,212,177
Profit (loss) on Sale of Property
Less:
Operating Expenses	2,873,911	3,083,842	3,308,448	3,365,927	3,255,919
Interest Expense	2,840,921	2,675,400	2,667,922	2,667,922	2,667,922
Depreciation	—	—	—	—	—

Net Income (Loss) - Tax Basis	$563,593	$1,261,410	$1,518,152	$1,412,367	$2,288,336

Taxable Income
from operations	$563,593	$1,261,410	$1,518,152	$1,412,367	$2,288,336
from gain on sale	—	—	—	—	—
Cash Generated
from operations	563,593	1,261,410	1,518,152	1,412,367	2,288,336
from sales	—	—	—	—	—
from refinancing	—	—	—	—	—

Cash Generated from operations, sales and refinancing	563,593	1,261,410	1,518,152	1,412,367	2,288,336
Less: Cash Distributions to Investors
from operating cash flow	1,412,064	1,755,000	1,175,000	1,120,250	1,375,011
from sales and refinancing	—	—	—	—	—
from other	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions	(848,471)	(493,590)	343,152	292,117	913,325
Less: Special Items (not including sales and refinancing)	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions and Special Items	$(848,471)	$(493,590)	$343,152	$292,117	$913,325

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
from operations	$21.68	$48.52	$58.39	$54.32	$88.02
from recapture	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—
Cash Distributions to Investors:
Source (on tax basis)
investment income	$54.31	$67.50	$45.19	$45.19	$52.89
return of capital	—	—	—	—	—
Source (on cash basis)
sales	—	—	—	—	—
refinancing	—	—	—	—	—
operations	$54.31	$67.50	$45.19	$45.19	$52.89
other	—	—	—	—	—
Amount (pct.) remaining Invested in Program Properties at the End of Last Year reported in the table					100%

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) – (Continued)

	Griffin Capital (Palomar) Investors, LLC
	2007	2008	2009	2010	2011

Gross Revenue	$921,200	$2,790,946	$1,957,358	$1,906,445	$1,813,732
Profit (loss) on Sale of Property
Less:
Operating Expenses	—	—	173,197	154,533	174,446
Interest Expense	548,039	1,662,086	1,639,652	1,639,652	1,639,626
Depreciation	—	—	—	—	—

Net Income (Loss) - Tax Basis	$373,161	$1,128,860	$144,509	$112,260	$(340)

Taxable Income
from operations	$373,161	$1,128,860	$144,509	$112,260	$(340)
from gain on sale	—	—	—	—	—
Cash Generated
from operations	373,161	1,128,860	144,509	112,260	(340)
from sales	—	—	—	—	—
from refinancing	—	—	—	—	—

Cash Generated from operations, sales and refinancing	373,161	1,128,860	144,509	112,260	(340)
Less: Cash Distributions to Investors
from operating cash flow	281,284	1,277,500	120,000	—	—
from sales and refinancing	—	—	—	—	—
from other	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions	91,877	(148,640)	24,509	112,260	(340)
Less: Special Items (not including sales and refinancing)	—	—	—	—	—

Cash Generated (deficiency) after Cash Distributions and Special Items	$91,877	$(148,640)	$24,509	$112,260	$(340)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
from operations	$20.45	$61.86	$7.92	$6.15	$—
from recapture	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—
Cash Distributions to Investors:
Source (on tax basis)
investment income	$15.41	$68.53	$6.58	$—	$—
return of capital	—	—	—	—	—
Source (on cash basis)
sales	—	—	—	—	—
refinancing	—	—	—	—	—
operations	$15.41	$61.86	$7.92	$6.15	$—
other	$—	$8.14	$(1.34)	$(6.15)	$—
Amount (pct.) remaining Invested in Program Properties at the End of Last Year reported in the table					100%

Past performance is not necessarily indicative of future results

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (UNAUDITED) – (Continued)

GENERAL NOTES TO TABLE III

(1)	Griffin Capital maintains the books and records of each investment on a cash basis which approximates the reportable tax information for each tenant-in-common investor. Specifically, (1) tax accounting does not take into consideration certain income and expense accruals at the end of each calendar year; and (2) rental income is recognized for tax purposes when received rather then on a straight-line basis as required by generally accepted accounting principles. These differences typically create timing differences between years but total income over the life of the investment will not be significantly different between the two bases of accounting.

(2)	Operating expenses, including real estate taxes and property insurance, are the responsibility of the tenant pursuant to the lease agreement.

(3)	Griffin Capital does not calculate depreciation for the tenant-in-common and Delaware Statutory Trust investment due to the co-tenancy interests held by the individual investors.

(4)	Griffin Capital has not completed these programs and the properties in these programs continue to be held within the original holding period. Further, Griffin Capital has not generated cash from the refinancing of debt associated with the investment.

(5)	Distributions are made from cash flow generated from operations, which may also be funded from time to time with funds in a liquidity/working capital reserve that may have been established at close and/or funded over time with excess cash that exceeds investor distributions in prior periods.

Past performance is not necessarily indicative of future results

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED)

This table sets forth summary information on the results of Prior Real Estate Programs that completed operations in the most recent five years ended December 31, 2011.

Program Name	Will Partners Investors, LLC
Dollar amount raised	$6,350,638
Number of properties purchased	1
Date of closing of offering	01/07/05
Date of first sale of property	06/04/10(1)
Date of final sale of property	06/04/10(1)

Tax and Distribution Data Per $1,000 Investment Through 06/04/10
Federal income tax results:
Ordinary income (loss)
- from operations	$31.75
- from recapture	$—
Capital gain (loss)	$—
Deferred gain
- capital	$—
- ordinary	$—

Cash distributions to investors
Source (on GAAP basis)
- investment income	$14.73
- return of capital	$—
Source (on cash basis)
- sales(2)	$1,185.86
- refinancing	$—
- operations	$14.73
- other	$—

Receivable on net purchase money financing	$—

(1)	The Will Partners property was contributed to GC REIT on June 4, 2010.
(2)	The distribution represents the equity interests contributed to GC REIT by certain Will Partners investors.

Past performance is not necessarily indicative of future results

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED) – (Continued)

Program Name	Carlsbad Investors, LLC
Dollar amount raised	$15,500,000
Number of properties purchased	1
Date of closing of offering	02/10/06
Date of first sale of property	05/13/11(1)
Date of final sale of property	05/13/11(1)

Tax and Distribution Data Per $1,000 Investment Through 05/13/11
Federal income tax results:
Ordinary income (loss)
- from operations	$36.89
- from recapture	$—
Capital gain (loss)	$—
Deferred gain
- capital	$—
- ordinary	$—

Cash distributions to investors
Source (on GAAP basis)
- investment income	$36.89
- return of capital	$—
Source (on cash basis)
- sales(2)	$502.52
- refinancing	$—
- operations	$36.89
- other	$5.18

Receivable on net purchase money financing	$—

(1)	The Carlsbad property was purchased by GC REIT on May 12, 2011.
(2)	The distribution represents the equity interests contributed to GC REIT by certain Carlsbad investors.

Past performance is not necessarily indicative of future results

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED) – (Continued)

Program Name	1200 Ashwood
Dollar amount raised	$13,110,000
Number of properties purchased	1
Date of closing of offering	06/01/04
Date of first sale of property	07/06/11	(1)
Date of final sale of property	07/06/11	(1)

Tax and Distribution Data Per $1,000 Investment Through 07/06/11
Federal income tax results:
Ordinary income (loss)
- from operations	$(51.29)
- from recapture	$—
Capital gain (loss)	$—
Deferred gain
- capital	$—
- ordinary	$—
Cash distributions to investors
Source (on GAAP basis)
- investment income	$—
- return of capital	$—
Source (on cash basis)
- sales(1)	$—
- refinancing	$—
- operations	$—
- other	$—

Receivable on net purchase money financing	$—

(1)	The lender elected to foreclose on the property through the exercise of a power of sale on July 6, 2011.

Past performance is not necessarily indicative of future results

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED) – (Continued)

Program Name	Hookston Square
Dollar amount raised	$17,000,000
Number of properties purchased	1
Date of closing of offering	08/19/05
Date of first sale of property	10/14/11	(1)
Date of final sale of property	10/14/11	(1)

Tax and Distribution Data Per $1,000 Investment Through 10/14/11
Federal income tax results:
Ordinary income (loss)
- from operations	$(46.55)
- from recapture	$—
Capital gain (loss)	$—
Deferred gain
- capital	$—
- ordinary	$—
Cash distributions to investors
Source (on GAAP basis)
- investment income	$—
- return of capital	$—
Source (on cash basis)
- sales(1)	$—
- refinancing	$—
- operations	$—
- other	$—

Receivable on net purchase money financing	$—

(1)	The lender elected to foreclose on the property through the exercise of a power of sale on October 14, 2011.

Past performance is not necessarily indicative of future results

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED) – (Continued)

Program Name	Griffin Capital (Puente Hills) Investors, LLC
Dollar amount raised	$9,150,000
Number of properties purchased	1
Date of closing of offering	09/08/06
Date of first sale of property	05/07/10	(1)
Date of final sale of property	05/07/10	(1)

Tax and Distribution Data Per $1,000 Investment Through 05/07/10
Federal income tax results:
Ordinary income (loss)
- from operations	$(4.84)
- from recapture	$—
Capital gain (loss)	$—
Deferred gain
- capital	$—
- ordinary	$—
Cash distributions to investors
Source (on GAAP basis)
- investment income(2)	$14.49
- return of capital	$—
Source (on cash basis)
- sales	$—
- refinancing	$—
- operations	$(4.84)
- other	$19.34

Receivable on net purchase money financing	$—

(1)	The property was sold on May 7, 2010 for $4.5 million. At the time of the sale, the debt on the property was $15.6 million. The proceeds from the sale were used to pay down the debt.
(2)	Represents final cash distribution paid to lender, on behalf of the investors, as part of settlement.

Past performance is not necessarily indicative of future results

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED) – (Continued)

Program Name	Griffin Capital (Waterford) Investors, DST
Dollar amount raised	$6,917,963
Number of properties purchased	1
Date of closing of offering	—	(1)
Date of first sale of property	09/16/11
Date of final sale of property	09/16/11

Tax and Distribution Data Per $1,000 Investment Through 09/16/11
Federal income tax results:
Ordinary income (loss)
- from operations	$74.69
- from recapture	$—
Capital gain (loss)	$—
Deferred gain
- capital	$—
- ordinary	$—
Cash distributions to investors
Source (on GAAP basis)
- investment income	$—
- return of capital	$—
Source (on cash basis)
- sales(1)	$1,000.00
- refinancing	$—
- operations	$73.89
- other	$—

Receivable on net purchase money financing	$—

(1)	The property was sold on September 16, 2011 prior to the program closing.

Past performance is not necessarily indicative of future results

TABLE V

SALES OR DISPOSALS OF PROPERTIES (UNAUDITED)

The following table sets forth sales or other disposals of properties by Prior Real Estate Programs in the most recent three years ended December 31, 2011.

			Selling Price, Net of Closing Costs and GAAP Adjustments
Property	Date Acquired	Date of Sale	Cash received net of closing costs	Mortgage balance at time of sale (Fair Value)	Equity Issued(4)	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP(5)	Total
1200 Ashwood(1)	08/16/04	07/06/10	$—	$14,111,539	$—	$—	$—	$14,111,359
Will Partners Investors, LLC	01/07/05	06/04/10	$2,253,617	$16,571,657	$7,480,000	$—	$—	$26,305,274
Hookston Square(2)	09/29/05	10/14/11	$—	$30,037,624	$—	$—	$—	$30,037,624
Carlsbad Investors, LLC	02/10/06	05/13/11	$13,785,561	$34,837,746	$7,788,990	$—	$(412,297)	$56,000,000
Puente Hills(3)	11/08/06	05/07/10	$4,500,000	$15,600,000	$—	$—	$—	$20,100,000
Waterford	06/09/10	09/16/11	$13,420,540	$24,329,460	$—	$—	$—	$37,750,000

	Cost of Properties Including Closing and Soft Costs
Property	Original mortgage financing	Total acquisition cost, capital improvement closing and soft costs	Equity issued in excess of acquisition and closing costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures
1200 Ashwood(1)	$15,500,000	$3,605,000	$9,505,000	$28,610,000	$3,083,311
Will Partners Investors, LLC	$17,649,362	$—	$6,350,638	$24,000,000	$3,651,106
Hookston Square(2)	$30,500,000	$4,200,000	$12,800,000	$47,500,000	$5,931,637
Carlsbad Investors, LLC	$37,000,000	$1,440,000	$14,060,000	$52,500,000	$8,246,193
Puente Hills(3)	$15,600,000	$818,000	$8,332,000	$24,750,000	$1,275,615
Waterford	$25,000,000	$2,662,000	$11,438,000	$39,100,000	$1,648,733

(1)	The lender elected to foreclose on the property through the exercise of a power of sale on July 6, 2010. Thus, the amount reflected in the table is the amount of the debt as of the foreclosure sale date, which amount was forgiven by the lender.
(2)	The lender elected to foreclose on the property through the exercise of a power of sale on October 14, 2011. Thus, the amount reflected in the table is the amount of the debt as of the foreclosure sale date, which amount was forgiven by the lender.
(3)	The property was sold for $4.5 million on May 7, 2010 by a receiver appointed by the lender. At the time of the sale, the debt on the property was $15.6 million. The proceeds from the sale were used to pay down the debt, and the remaining balance of the loan, approximately $11.1 million, was forgiven.
(4)	Represents the limited partnership units issued by the operating partnership of GC REIT for the contributed equity interest of the investors.
(5)	The program assumed the in-place mortgage as of the acquisition date. The adjustment represents a debt premium to reflect the debt at fair market value.

Past performance is not necessarily indicative of future results

Exhibit Index

Exhibit No.	Description

10.1	Revolving Note dated June 7, 2012, by Griffin-American Healthcare REIT II Holdings, LP in favor of RBS Citizens N.A.